Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Forum Merger IV Corporation (the “Company”) on Form 10-Q/A for the quarterly period ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, David Boris, Co-Chief Executive Officer, Chief Financial Officer, and Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 14, 2021

/s/ David Boris
David Boris
Co-Chief Executive Officer, Chief Financial Officer, and Director
(Principal Financial and Accounting Officer)